UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.           )

Filed by the Registrant☒

Filed by a Party other than the Registrant☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Quipt Home Medical Corp.
(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

QUIPT HOME MEDICAL RESPONDS TO KANEN WEALTH MANAGEMENT

REAFFIRMS COMMITMENT TO ENHANCING SHAREHOLDER VALUE AND STRONG CORPORATE GOVERNANCE

Cincinnati, Ohio – January 31, 2025 – Quipt Home Medical Corp. (the “Company”) (NASDAQ: QIPT) (TSX: QIPT), a U.S. based home medical equipment provider, focused on end-to-end respiratory care, acknowledges receipt of a notice from Philotimo Fund, LP, an entity affiliated with Kanen Wealth Management, LLC and David L. Kanen (“KWM”), purporting to provide notice of its intent to solicit proxies in support of four director candidates to the Company’s Board of Directors (the “Board”) in opposition to the Company’s four director candidates to the Board.

The Company remains steadfast in its mission to deliver long-term value to all shareholders. As part of the Company’s ongoing commitment to corporate governance, the Board and the Nominating and Corporate Governance Committee of the Board will thoroughly review and evaluate KWM’s notice and any additional requests for compliance with its established procedures under the Company’s Articles and all applicable laws.

“Our priority has always been to execute on our strategic growth plan ensuring we position the Company for long term success and adhere to the highest standards of corporate governance,” stated Mark Greenberg, Lead Independent Director of Board of the Company. “The Company has delivered consistent financial and operational performance in the midst of a challenged industry environment, and we believe our disciplined approach has positioned us to generate sustainable value for all stakeholders. We continue to evaluate and pursue avenues in which we can increase shareholder value, and we will not be distracted from achieving our long-term goals.”

The Company regularly engages with its shareholders and values constructive feedback aimed at strengthening the Company’s performance. We take these engagements seriously and maintain open lines of communication to ensure that shareholder perspectives are heard.

At this time, the Company has not received a timely, valid and compliant notice for nominating any directors to our Board pursuant to both U.S. securities laws and the Company’s Articles. Shareholders are not required to take any action at this time. The Company will provide updates as appropriate.

ABOUT QUIPT HOME MEDICAL

The Company provides in-home monitoring and disease management services including end-to-end respiratory solutions for patients in the United States healthcare market. It seeks to continue to expand its offerings to include the management of several chronic disease states focusing on patients with heart or pulmonary disease, sleep disorders, reduced mobility, and other chronic health conditions. The primary business objective of the Company is to create shareholder value by offering a broader range of services to patients in need of in-home monitoring and chronic disease management. The Company’s organic growth strategy is to increase annual revenue per patient by offering multiple services to the same patient, consolidating the patient’s services, and making life easier for the patient.

For further information please visit our website at www.quipthomemedical.com, or contact:

Cole Stevens

VP of Corporate Development

Quipt Home Medical Corp.

859-300-6455

cole.stevens@myquipt.com

Gregory Crawford

Chief Executive Officer

Quipt Home Medical Corp.

859-300-6455

investorinfo@myquipt.com

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). The words “may”, “would”, “could”, “should”, “potential”, “will”, “seek”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “expect”, “outlook”, or the negatives thereof or variations of such words, and similar expressions as they relate to the Company, are intended to identify forward-looking information. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company’s current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. Examples of such risk factors include, without limitation, those risk factors discussed or referred to in the Company’s disclosure documents, including the Company’s most recent Annual Report on Form 10-K, filed with United States Securities and Exchange Commission (the “SEC”) and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedarplus.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statement prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release is made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

Important Additional Information

On January 24, 2025, the Company filed a Management Information and Proxy Circular (as may be amended or supplemented from time to time, the “Circular”) and WHITE Proxy Card with the SEC and on the System for Electronic Document Analysis and Retrieval (“SEDAR+”) in connection with its solicitation of proxies in support of four director candidates to the Board at the 2025 annual general meeting of shareholders of the Company to be held on March 17, 2025 (including any adjournments, reschedulings, continuations or postponements thereof, the “Meeting”).

On January 25, 2025, the Company received a letter pursuant to Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from KWM purporting to provide notice of KWM’s intent to solicit proxies in support of four director candidates in opposition to the Company’s four director candidates. In addition to satisfying the SEC’s universal proxy rules, KWM must also comply with the advance notice requirements under the Company’s Articles (the “Advance Notice Policy”) in order to nominate a candidate for election to the Board. At this time, the Company has not received a timely, valid and compliant notice pursuant to both U.S. securities laws and the Advance Notice Policy. In the event that the Company determines that is has received a timely, valid and compliant notice under the U.S. securities laws and the Advance Notice Policy, then the Company will file revised proxy materials, including a new proxy circular and new WHITE Universal Proxy Card, with the SEC and SEDAR+ in connection with the Meeting. If necessary, shareholders will be able to obtain the new proxy circular, any amendments or supplements to the new proxy circular and other documents filed by the Company with the SEC and SEDAR+ at no charge at the SEC’s website at www.sec.gov and on SEDAR+ at www.sedarplus.com. Copies will also be available at no charge at the Company’s website at https://quipthomemedical.com/sec-filings/.

SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE CIRCULAR, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH, OR FURNISHED TO, THE SEC AND SEDAR+ (INCLUDING, IF NECESSARY, A NEW PROXY CIRCULAR AND WHITE UNIVERSAL PROXY CARD) CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MEETING.

Participant Information

The Company, its directors (Gregory Crawford, Chairman of the Board and Chief Executive Officer, Mark Greenberg, Dr. Kevin A. Carter and Brian J. Wessel) and certain of its executive officers (Hardik Mehta, Chief Financial Officer) are “participants” (as defined in Section 14(a) of the Exchange Act) in the solicitation of proxies from the Company’s shareholders in connection with matters to be considered at the Meeting. Information about the compensation of our non-employee directors and our named executive officers is set forth in the section of the Circular titled “Executive Compensation,” which commences on page 15 and is available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section if the Circular titled “Voting Securities and Principal Holders,” which commences on page 3 and is available here. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the new proxy circular, if necessary, and in other materials that may be filed with the SEC and SEDAR+ in connection with the Meeting.